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                                       EXHIBIT 99.3


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR TRANSFERRED UNLESS SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL SKILLED IN SECURITIES MATTERS AND OTHER EVIDENCE OF COMPLIANCE WITH THE ACT PRIOR TO PERMITTING A TRANSFER OF THE SECURITIES


                             STOCK OPTION AGREEMENT

         This Stock Option Agreement ("Option Agreement"), is dated as of August 28, 1998 and is made by and between Nevada Manhattan Mining Incorporated, a Nevada corporation ("Company") and TiNV1, Inc., a California corporation ("Option Holder").

                                    RECITALS

         A. The Company is concurrently issuing 5,500,000 shares of its common capital stock ("Subscription Shares") to Option Holder in a private placement pursuant to the terms of a Subscription Agreement of even date herewith.

         B. As an inducement to Option Holder to purchase the Subscription Shares, Company desires to grant an option to Option Holder to purchase up to an additional 70,000,000 shares of its common stock, as provided in this Option Agreement.

         C. The parties acknowledge that the Company's present number of authorized shares is insufficient to cover the Option Shares, and that the Company must obtain its shareholders' approval ("Shareholders' Approval") to:
(i) amend its certificate of incorporation to increase its authorized shares to 250,000,000, and (ii) enter into the Option Agreement as a condition to the effectiveness of this Option Agreement. The Company intends to use its best efforts to obtain the requisite Shareholders' Approval.

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.       Grant of Option.

         a. The Company hereby grants options ("Options") to the Option Holder to purchase up to Seventy Million (70,000,000) shares of common stock ("Option Shares") or any other replacement security of Company whether by way of reclassification, exchange, merger, consolidation, exchange, recapitalization, or other reorganization of the Company. The Options shall be evidenced solely by this Option Agreement.

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         b.  This  Option  Agreement  shall  commence  as of the  date  of  this
Agreement and shall terminate at 5:00 p.m., California time, on September 1, 2005 unless extended by the mutual agreement of the parties; provided however, that if the Company is unable to obtain the Shareholders' Approval, referenced above, within 150 days of the date of this Option Agreement, then this Option Agreement shall be void at the election of the Subscriber.

         c. Options may be exercised in full or in part by Option Holder's written notice (the "Notice") to the Company, specifying the number of shares of Option Stock to be purchased, accompanied by: (i) the payment of the exercise price ("Exercise Price") specified in paragraph 1(d) in the form of Option Holder's check made payable to Company, and (ii) such other investment representations and warranties as Company reasonably requests. Upon Company's receipt of the Notice and clearance of Option Holder's check, it shall cause delivery of share certificates, with appropriate securities legends, to the Option Holder, representing the Option Shares purchased by Option Holder. Company shall use its best efforts to immediately deposit and expedite clearing of Option Holder's check. Option Holder's purchase of Option Shares is subject to applicable securities laws.

         d.       Exercise Price.

         The Exercise Price for each share of the Option Shares shall be the average of the bid and ask prices of the Company's common stock as of the close of trading on August 28, 1998. If the Company subdivides or combines its outstanding shares of common stock, by reclassification, recapitalization, reorganization, merger, or otherwise, the Exercise Price shall be proportionately decreased or increased, as the case may be.

2.       Company's Agreement, Representations, and Warranties.

         The Company hereby agrees, represents and warrants to Option Holder, which shall survive without limitation, that:

         a. Subject to the Shareholders' Approval, the Company has the full right, power and authority to execute, deliver, perform and comply with this Option Agreement and has taken all other actions necessary to enable the Company to comply with the terms hereof. This Option Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company; and

         b. Subject to the Shareholders' Approval, the Company agrees that it shall reserve sufficient shares of Common Stock to provide for Option Holder's exercise of the Options.

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3.       Indemnification.

         The Company  shall  indemnify,  defend,  and hold  harmless  the Option
Holder, its officers, directors, shareholders, agents, employees, attorneys, successors, and assigns from and against all damages, losses, costs, liabilities, and expenses (including costs of investigation, defense, and attorneys' fees) incurred by reason of the failure of the Company to fulfill any of the Company's obligations hereunder or by reason of any breach or inaccuracy of any of the representations or warranties made by the Company herein.

4.       Miscellaneous.

         a)       Modifications.

         The parties may, by mutual consent, amend, modify, supplement and waive any right under this Option Agreement in any manner agreed by them in writing at any time.

         b)       Applicable Law.

         This Option Agreement shall be governed by and construed in accordance with the laws of the state of California.

         c)       Severability.

         If any provision of this Option Agreement shall be held to be invalid, illegal or unenforceable, it shall be deemed severable from the remaining provisions hereof which shall remain in full force and effect.

         d)       Waiver.

         No waiver of any provision of this Option Agreement or any breach thereof shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) or any other breach hereunder nor shall such waiver constitute a continuing waiver. Either party may waive performance of any provision of this Option Agreement, the non-performance of which would otherwise constitute a breach of this Agreement, including but not limited to the non-performance of any condition precedent to such party's performance, without affecting the enforceability of this Option Agreement and the provisions contained herein.

         e)       Successors and Assigns.

         The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Option Holder may assign all or any portion of this Option Agreement and the Option Securities to any party without the Company's prior written consent, subject to compliance with applicable laws, including, but not limited to federal and state securities laws.

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         f)       Attorneys' Fees.

         If any legal action is instituted to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to actual attorneys' fees in addition to any other relief to which that party may be entitled.


         IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written:


                                         "COMPANY"

                                         Nevada Manhattan Mining Incorporated,
                                         a Nevada corporation


                                             /s/ Christopher D. Michaels
                                         By:____________________________
                                              Christopher D. Michaels, President

                                             /s/ Jeffrey S. Kramer
                                         By:____________________________
                                              Jeffrey S. Kramer, Secretary


                                         "Option Holder"

                                         TiNV1, Inc., a California corporation

                                             /s/ Tetsuo Kitagawa
                                         By: ______________________
                                               Tetsuo Kitagawa,
                                               President and Secretary